Second Quarter 2023 Earnings July 19, 2023

2 Disclaimers Non-GAAP Information Certain measures included in this document are “non-GAAP,” meaning they are not presented in accordance with generally accepted accounting principles in the U.S. and also are not codified in U.S. banking regulations currently applicable to FHN. FHN’s management believes such measures, even though not always comparable to non-GAAP measures used by other financial institutions, are relevant to understanding the financial condition, capital position, and financial results of FHN and its business segments. The non-GAAP measures presented in this document are listed, and are reconciled to the most comparable GAAP presentation, in the non-GAAP reconciliation table(s) appearing in the Appendix. In addition, presentation of regulatory measures, even those which are not GAAP, provide a meaningful base for comparability to other financial institutions subject to the same regulations as FHN. Although not GAAP terms, these regulatory measures are not considered “non-GAAP” under U.S. financial reporting rules as long as their presentation conforms to regulatory standards. Regulatory measures used in this document include: common equity tier 1 capital, generally defined as common equity less goodwill, other intangibles, and certain other required regulatory deductions; tier 1 capital, generally defined as the sum of core capital (including common equity and instruments that cannot be redeemed at the option of the holder) adjusted for certain items under risk based capital regulations; and risk-weighted assets, which is a measure of total on- and off-balance sheet assets adjusted for credit and market risk, used to determine regulatory capital ratios. Forward-Looking Statements This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Forward-looking statements pertain to FHN's beliefs, plans, goals, expectations, and estimates. Forward-looking statements are not a representation of historical information, but instead pertain to future operations, strategies, financial results, or other developments. Forward- looking statements can be identified by the words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “should,” “is likely,” “will,” “going forward,” and other expressions that indicate future events and trends. Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, operational, economic, and competitive uncertainties and contingencies, many of which are beyond FHN’s control, and many of which, with respect to future business decisions and actions (including acquisitions and divestitures), are subject to change and could cause FHN’s actual future results and outcomes to differ materially from those contemplated or implied by forward-looking statements or historical performance. Examples of uncertainties and contingencies include those mentioned: in this document; in Items 2.02 and 7.01 of FHN’s Current Report on Form 8-K to which this document has been filed as an exhibit; in the forepart, and in Items 1, 1A, and 7, of FHN’s most recent Annual Report on Form 10-K, as amended; and in the forepart, and in Item 1A of Part II, of FHN’s Quarterly Report(s) on Form 10-Q filed this year. FHN assumes no obligation to update or revise any forward-looking statements that are made in this document or in any other statement, release, report, or filing from time to time. Throughout this presentation, numbers may not foot due to rounding, references to EPS are fully diluted, 2Q23 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases.

2Q23 GAAP financial summary[1]

$s in millions except per share data	Reported					2Q23 Change vs.			
	2Q23	1Q23	4Q22	3Q22	2Q22	1Q23		2Q22	
						$/bps	%	$/bps	%
Net interest income	$ 631	$ 688	$ 709	$ 662	$ 542	$ (57)	(8)%	$ 89	16 %
Fee income	400	171	174	213	201	229	134 %	199	99 %
Total revenue	1,031	859	882	875	743	172	20 %	288	39 %
Expense	555	478	503	468	489	77	16 %	66	13 %
Pre-provision net revenue (PPNR)	475	381	379	406	255	94	25 %	220	86 %
Provision for credit losses	50	50	45	60	30	—	— %	20	67 %
Pre-tax income	425	331	334	346	225	94	28 %	200	89 %
Income tax expense	96	75	64	78	48	21	28 %	48	100 %
Net income	329	256	270	268	177	73	29 %	152	86 %
Non-controlling interest	5	4	4	3	3	1	25 %	2	67 %
Preferred dividends	8	8	8	8	8	—	— %	—	— %
Net income available to common shareholders (NIAC)	$ 317	$ 243	$ 258	$ 257	$ 166	$ 74	30 %	$ 151	91 %
$s in billions									
Avg loans	$ 59.9	$ 58.1	$ 57.6	$ 56.5	$ 55.6	$ 1.9	3 %	$ 4.3	8 %
Period-end loans	$ 61.3	$ 59.0	$ 58.1	$ 57.4	$ 56.5	$ 2.3	4 %	$ 4.8	8 %
Avg deposits	$ 61.4	$ 62.2	$ 64.9	$ 68.1	$ 71.9	$ (0.8)	(1)%	$ (10.5)	(15)%
Period-end deposits	$ 65.4	$ 61.4	$ 63.5	$ 66.0	$ 70.6	$ 4.0	6 %	$ (5.1)	(7)%
Key performance metrics									
Net interest margin (NIM)	3.38 %	3.88 %	3.89 %	3.48 %	2.74 %	(50)bps		64 bps	
Loan to deposit ratio (avg.)	97.5 %	93.3 %	88.7 %	83.0 %	77.3 %	419 bps		2,027 bps	
ROCE	16.4 %	13.3 %	14.4 %	13.9 %	9.1 %	306 bps		728 bps	
ROTCE	21.1 %	17.4 %	19.1 %	18.2 %	12.1 %	367 bps		903 bps	
ROA	1.6 %	1.3 %	1.4 %	1.3 %	0.8 %	28 bps		78 bps	
Efficiency ratio	53.9 %	55.7 %	57.1 %	53.6 %	65.8 %	(178)bps		(1,189)bps	
FTEs	7,327	7,282	7,477	7,569	7,627	45	1 %	(300)	(4)%
CET1 ratio	11.1 %	10.4 %	10.2 %	9.9 %	9.8 %	72 bps		127 bps	
Effective tax rate	22.6 %	22.7 %	19.2 %	22.6 %	21.3 %	(8)bps		133 bps	
Per common share									
Diluted EPS	$ 0.56	$ 0.43	$ 0.45	$ 0.45	$ 0.29	$ 0.13	30 %	$ 0.27	92 %
Tangible book value per share	$ 11.50	$ 10.89	$ 10.23	$ 9.72	$ 10.18	$ 0.61	6 %	$ 1.32	13 %
Avg. diluted shares outstanding[2]	561	572	572	570	569	(11)	(2)%	(8)	(1)%

[1]Adjusted financial measures, TBV per share, ROTCE, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 2Q23 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted.[2]2Q23 includes 19.7 million share impact of Series G convertible securities issued in connection with TD transaction based on the final conversion rate; all other periods include 27.5 million shares based on the original maximum conversion rate.

3

4 Table of contents 2Q23 key messages . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5 2Q23 adjusted financial highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6 2Q23 notable items . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7 NII and NIM . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8 Total deposits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9 Total loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10 Adjusted fee income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11 Adjusted expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12 Asset quality . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13 Capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14 FY23 guidance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15 Strategic focus . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16 Appendix . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17

Strong results driven by stable, diversified business mix[1]

Earnings Strength and Solid Returns

Adj. EPS	Adj. ROTCE	NIM	Adj. Efficiency
$0.39	14.6%	3.38%	56.9%

- Adjusted pre-tax pre-provision of $349 million, up 18% year-over-year
- Strong net interest margin reflects benefit of asset sensitivity over the cycle, despite recent competitive pressure on funding costs
- Fees and expenses stable, excluding the impact of deferred comp

Capital and Credit Quality

CET1	TBV	NCO%
11.1%	$11.50	0.16%

- Strong capital position, which supported 4% PE loan growth
- TBVPS increased 6% driven by a $0.50 increase tied to the Series G conversion and $0.39 from adjusted NIAC
- Credit remains strong with NPLs declining $21 million

Liquidity and Period End Balance Sheet

Deposit Growth	Loan Growth	LDR
6%	4%	94%

- Deposits increased $4.0 billion QoQ, or 6%, up 3% year-to-date
- Continuing to support clients with loan growth across footprint
- Period end loan-to-deposit (LDR) ratio improved to 94% from 96%

Reflects 2Q23 vs. 1Q23 results. [1]Adjusted financial measures, TBV per share, ROTCE, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 2Q23 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted.

5

2Q23 adjusted financial highlights[1]

Continued earnings strength with momentum in loans & deposits despite industry headwinds

$s in millions except per share data	2Q23	1Q23	2Q22	2Q23 Change vs. 1Q23 $/bps	1Q23 %	2Q23 Change vs. 2Q22 $/bps	2Q22 %
Net Interest Income (FTE)	$ 635	$ 691	$ 545	$ (56)	(8)%	$ 90	17 %
Fee income	175	171	188	4	2 %	(13)	(7)%
Total revenue (FTE)	810	863	733	(53)	(6)%	77	11 %
Expense	461	457	438	4	1 %	23	5 %
Pre-provision net revenue	349	406	295	(57)	(14)%	54	18 %
Provision for credit losses	50	50	30	—	— %	20	67 %
Net charge-offs	23	16	12	7	47 %	11	88 %
Reserve build/(release)	27	34	18	(7)	(22)%	9	52 %
Net income available to common	$ 219	$ 259	$ 195	$ (40)	(15)%	$ 24	12 %
Key performance metrics							
Net interest margin	3.38 %	3.88 %	2.74 %	(50)bps		64 bps	
Fee income as a % of total revenue	21.6 %	19.9 %	25.7 %	178 bps		(405)bps	
Efficiency ratio	56.9 %	53.0 %	59.8 %	395 bps		(289)bps	
ROTCE	14.6 %	18.6 %	14.2 %	(396)bps		44 bps	
Diluted EPS	$ 0.39	$ 0.45	$ 0.34	$(0.06)	(13)%	$ 0.05	15 %
Diluted shares[2]	561	572	569	(11)	(2)%	(8)	(1)%
TBV per share	$11.50	$10.89	$10.18	$0.61	6 %	$ 1.32	13 %
Effective tax rate	21.6 %	22.9 %	21.7 %	(130)bps		(10)bps	

2Q23 vs. 1Q23 Highlights

- **Adjusted EPS** of $0.39 vs. $0.45
  - **Adjusted ROTCE** of 14.6%
  - **TBV** per share of $11.50
- **Total revenue** down $53 million, or 6%
- **NII** down $56 million, or 8%, reflecting increased funding costs partially offset by higher loan rates and 3% loan growth
- **Adjusted fee income and expense** relatively flat, excluding impact of deferred compensation
- **Provision expense** of $50 million remained stable and reflects the impact of 4% period end loan growth

[1]Adjusted financial measures, TBV per share, ROTCE, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 2Q23 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted.[2]2Q23 includes 19.7 million share impact of Series G convertible securities issued in connection with TD transaction based on the final conversion rate; all other periods include 27.5 million shares based on the original maximum conversion rate.

6

2Q23 notable items[1]

GAAP results impacted by $0.17 per share net benefit from notable items

($s in millions, except per share data)

Notable Items

2Q23 Merger-related items		
Noninterest income:		
Gain on merger termination	$	(225)
Total noninterest income	**$**	**225**
Noninterest expense:		
Salaries and benefits	$	4
Incentives and commissions		21
Outside services		4
Other noninterest expense		1
Total noninterest expense		30
2Q23 Total merger-related notable items	**$**	**(30)**
2Q23 Other notable items		
Noninterest expense:		
Other noninterest expense		**65**
2Q23 Total other notable items	**$**	**(65)**
2Q23 Total notable items		**130**
Tax impact of 2Q23 notable items		(33)
After-tax impact of 2Q23 notable items	**$**	**98**
EPS impact of 2Q23 notable items	**$**	**0.17**

Pre-Tax Notable Items

- $225 million gain on merger agreement termination
- Merger-related expense of $30 million, primarily driven by retention payments and outside services from legal and professional services
- Other notable items of $65 million
  - $50 million contribution to First Horizon Foundation
  - $15 million tied to derivative valuation adjustments related to prior Visa Class-B share sales

Series G Preferred Stock Conversion

- Series G Preferred Stock previously issued to TD under the terminated merger agreement was converted to FHN common stock in June 2023
- Conversion occurred at the rate of 4,000 FHN common shares per Series G preferred share resulting in 19.7 million additional outstanding FHN period end common shares
- 2Q23 diluted shares include 19.7 million share impact of Series G Preferred Stock based on the final conversion rate; 2Q22 - 1Q23 includes 27.5 million shares based on the original maximum conversion rate

[1] *Adjusted financial measures, TBV per share, ROTCE, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 2Q23 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted.*

7

NII trends reflect increased funding costs & macroeconomic environment[1]

Successful deposit campaign accelerated deposit betas and improved funding profile

FTE NII and NIM Trends

($s in millions)


$545
$666
$712
$691
$635
2.74%
3.48%
3.89%
3.88%
3.38%
2Q22
3Q22
4Q22
1Q23
2Q23
Reported NII
Reported NIM

2Q23 vs. 1Q23			
$s in millions		NII	NIM
1Q23 Reported	$	**691**	**3.88 %**
Loan Rates & Spreads		46	0.24 %
Loan Volumes & Mix		20	0.01 %
Days		5	— %
Investment Securities & Other		2	0.02 %
Deposit & Funding Volume		(63)	(0.42)%
Deposit Rates		(65)	(0.34)%
2Q23 Reported	$	**635**	**3.38 %**

2Q23 vs. 1Q23 Highlights

- **Net interest margin** remains strong, despite moderating from cyclical highs
- **Net interest income**
  - Higher funding costs driven by increased competition and the dissipating deposit beta lag
  - Benefit of 3% average loan growth
  - Higher short term rates and widening credit spreads drove improvement in loan yields
- Successful deposit campaign and a higher Fed Funds rate drove a 82 basis point increase in interest-bearing deposit costs from 1.73% to 2.55%
  - Average Fed Funds Effective Rate of 5.0% vs. 4.5% in 1Q23
  - Strong results from the promotional campaign, including $5.8 billion of new deposits from new-to-bank clients and existing customers
  - Cumulative interest-bearing deposit beta of 50%
- Loan spreads on new production expanded ~50bps from 4Q22 levels

[1]Adjusted financial measures, TBV per share, ROTCE, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 2Q23 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted.

8

Attractive deposit and pricing profile[1]

Net deposit growth of $4 billion reflects continued positive momentum

Period end deposit trends


($s in billions)
$70.5
$27.1
$43.4
$66.0
$25.8
$40.2
$63.5
$23.5
$40.0
$61.4
$21.1
$40.3
$65.4
$18.8
$46.6
2Q22
3Q22
4Q22
1Q23
2Q23
Interest-bearing deposits
Noninterest-bearing deposits (DDA)

2Q23 vs. 1Q23 Highlights

- Period-end deposits of $65.4 billion increased $4.0 billion, or 6%
  - $782 million of additional customer balances migrated from deposits into collateralized repo sweep product
- Period end loan-to-deposit ratio of 94% improved 242 bps
  - Liquidity profile enhanced by smaller relative securities portfolio vs. peers
- Successful deposit outreach and marketing campaign drove new-to-bank client growth, as well as relationship deepening among existing customers
  - Grew client base by 4%; acquired over 32,000 new-to-bank clients bringing $3.5 billion in balances
  - ~19,000 of existing clients participated in the deepening promotion
    - Average balance increase of ~37%
    - Added a total of $2.3 billion in new-to-bank balances
  - Capitalized on #1 market share in TN, which contributed ~20% of new balances, with the remaining ~80% distributed across the southeastern footprint
- Proactive client outreach program included over 50,000 outbound calls to new and existing clients

[1]Adjusted financial measures, TBV per share, ROTCE, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 2Q23 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted.

9

Diversified portfolio across attractive geographic footprint[1]

Average loans up 3% QoQ



Average loan trends
$55.6B
6%
2%
20%
23%
49%
$56.5B
5%
2%
21%
23%
50%
$57.6B
4%
1%
21%
23%
51%
$58.1B
3%
1%
21%
23%
51%
$59.9B
4%
1%
22%
23%
50%
2Q22
3Q22
4Q22
1Q23
2Q23
Commercial and Industrial (C&I) excl. LMC
Commercial real estate (CRE)
Consumer real estate
Credit card and other
Loans to mortgage companies (LMC)

	2Q22	3Q22	4Q22	1Q23	2Q23
Yields	3.57%	4.35%	5.12%	5.64%	5.89%
Core yields	3.43%	4.26%	5.07%	5.58%	5.85%
Avg 1M SOFR	0.92%	2.42%	3.88%	4.61%	5.04%

2Q23 vs. 1Q23 Highlights

- Average loans of $59.9 billion up $1.9 billion, or 3%
  - Growth in attractive markets, including Nashville, Atlanta, and Texas
  - CRE growth driven by fund-ups from existing loans, primarily multi-family
  - LMC increased $388 million, up from seasonal lows
  - Core loan yields expanded 27 bps
- Asset sensitive profile reflected in loan composition of 67% floating vs 33% fixed rate
- Period-end loans of $61.3 billion up $2.3 billion or 4%
  - $1.6 billion, or 3%, increase in loans before the impact of LMC
  - CRE growth included $514 million of fund-ups on existing loans, while total commitments are relatively stable
  - LMC increased $651 million
- Period end unfunded commitments increased 1%
- Period end line utilization of 42%[2]

[1]Adjusted financial measures, TBV per share, ROTCE, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 2Q23 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted.[2]Utilization rates exclude Loans to Mortgage Companies.

10

Adjusted fee income stable despite declines in countercyclical[1]

Higher banking fees offset the decrease in fixed income

$s in millions	2Q23	1Q23	4Q22	3Q22	2Q22	2Q23 Change vs. 1Q23 $/bps	1Q23 %	2Q22 $/bps	2Q22 %
Fixed income	$ 30	$ 39	$ 35	$ 46	$ 51	$(9)	(23)%	$(21)	(41)%
Service charges and fees	59	55	56	56	57	4	7 %	2	4 %
Mortgage banking & title	6	5	4	9	22	1	20 %	(16)	(73)%
Brokerage, trust, and insurance	35	34	33	34	36	1	3 %	(1)	(3)%
Card and digital banking fees	21	19	20	21	23	2	11 %	(2)	(9)%
Deferred compensation income	8	3	7	(3)	(17)	5	NM	25	147 %
Other noninterest income	17	15	20	18	15	2	13 %	2	13 %
Total fee income	$ 175	$ 171	$ 173	$ 181	$ 188	$4	2 %	$(13)	(7)%
Key Metrics									
Fixed Income									
Average Daily Revenue (ADR)	$ 0.3	$ 0.4	$ 0.4	$ 0.5	$ 0.6	$(0.1)	(20)%	$(0.3)	(43)%

2Q23 vs. 1Q23 Highlights

- **Adjusted fee income** up $4 million, or 2%, driven by deferred compensation increase of $5 million, which is largely offset in noninterest expense
- **Fixed income** decreased $9 million with ADR down 20% driven by continued challenging market conditions
- **Service charges and fees** up $4 million driven by higher deposit transactions, cash management fees, and seasonal factors
- **Mortgage banking** fees increased $1 million from higher volume and gain on sale spreads
  - Mix shift from secondary to portfolio as customers shift from fixed rate to ARMs
- **Other noninterest income** up $2 million primarily driven by FHLB and Fed stock dividends

[1]*Adjusted financial measures, TBV per share, ROTCE, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 2Q23 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted.*

11

Expenses flat excluding deferred compensation[1]

Results reflect continued expense discipline

$s in millions	2Q23	1Q23	4Q22	3Q22	2Q22	2Q23 Change vs. 1Q23 $/bps	1Q23 %	2Q22 $/bps	2Q22 %
Salaries and benefits	$ 187	$ 188	$ 178	$ 185	$ 190	$ (1)	(1)%	$ (3)	(2)%
Incentives and commissions	65	64	70	68	71	1	2 %	(6)	(8)%
Deferred compensation expense	8	3	7	(2)	(18)	5	NM	26	144 %
Total personnel	260	255	254	251	244	5	2 %	16	7 %
Occupancy and equipment[2]	68	70	71	70	72	(2)	(3)%	(4)	(6)%
Outside services	68	63	64	64	61	5	8 %	7	11 %
Amortization of intangible assets	12	12	12	12	12	—	— %	—	— %
Other noninterest expense	53	58	58	48	50	(5)	(9)%	3	6 %
Total noninterest expense	$ 461	$ 457	$ 458	$ 444	$ 438	$ 4	1 %	$ 23	5 %
Full-time equivalent associates	7,327	7,282	7,477	7,569	7,627	45	1 %	(300)	(4)%

2Q23 vs. 1Q23 Highlights

- **Adjusted expense** of $461 million up $4 million driven by a $5 million increase in deferred compensation which is largely offset in noninterest income
- **Personnel expense** flat excluding the impact of deferred compensation
- **Outside services** up $5 million, partially attributable to increase in advertising related to new-to-bank deposit campaign and brand awareness initiatives
- **Other expense** declines driven by lower franchise & realty tax expense and fraud losses

[1]Adjusted financial measures, TBV per share, ROTCE, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 2Q23 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted.[2]Occupancy and Equipment expense includes Computer Software Expense.

12

13 Continued strong credit quality 1Net charge-off % is annualized and as % of average loans. $704 $752 $771 $800 $827 1.24% 1.31% 1.33% 1.35% 1.35% ACL ACL/Loans 2Q22 3Q22 4Q22 1Q23 2Q23 Allowance for credit losses (ACL) Non-performing loans (NPLs) $301 $292 $316 $424 $402 0.53% 0.51% 0.54% 0.72% 0.66% NPLs $ NPLs % 2Q22 3Q22 4Q22 1Q23 2Q23 • Net charge-offs of $23 million increased $7 million • Provision expense of $50 million flat with 1Q23 – ~$27 million reserve build reflects the impact of 3% loan growth ex. LMC and continued macroeconomic uncertainty • NPL ratio of 66 bps down 6 bps • ACL coverage ratio remained stable at 1.35% • Disciplined lending leads to strong charge-off performance across multiple credit cycles 1 $12 $12 $26 $16 $23 0.09% 0.08% 0.18% 0.11% 0.16% NCOs NCO% 2Q22 3Q22 4Q22 1Q23 2Q23 Reserve build reflects the impact of loan growth and revised macroeconomic outlook 2Q23 vs. 1Q23 Highlights ($s in millions) Net charge-offs

Strong capital position[1]

Lower exposure to unrealized losses due to smaller portfolio and moderate effective duration

Capital levels



13.0%
11.6%
9.8%
13.1%
11.7%
9.9%
13.3%
11.9%
10.2%
13.6%
12.1%
10.4%
13.6%
12.1%
11.1%
2Q22
3Q22
4Q22
1Q23
2Q23
CET1 ratio
Total capital ratio
Tier 1 capital ratio

2Q23 vs. 1Q23 Highlights

- CET1 ratio remained strong at 11.1% as the benefit of Series G conversion, adjusted NIAC, and merger termination fee was partially offset by a reduction tied to growth in loans and unfunded commitments, and by common dividends
- CET1 net of unrealized losses of 9.3% above regulatory capital threshold of 7.0%
- TBVPS of $11.50 increased 6% driven by a $0.50 increase tied to the Series G conversion to common stock and a $0.41 increase tied to adjusted NIAC net of change in intangibles
- Total capital of 13.6% flat with 1Q23

2Q23 CET1 net of unrealized losses[2,3]



11.1%
(1.3)%
(0.2)%
9.5%
(0.2)%
9.3%
2Q23 CET1 Estimate
AFS Impact
HTM Impact
Pro Forma
Loan FV Impact
Pro Forma incl. Loan FV Impact

Tangible book value per share[4]



$10.89
$0.50
$0.41
$0.30
$(0.07)
$(0.15)
$(0.27)
$(0.11)
$11.50
1Q23 actual
Series G Conv.
Adjusted NIAC Net of Change in Intangibles
Termination Fee
Foundation Cont.
Common Div
AFS Securities & Cash Flow Hedges MTM
Other
2Q23 actual

[1]Adjusted financial measures, TBV per share, ROTCE, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 2Q23 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted. [2]CET1 impact of available for sale (AFS) and held to maturity (HTM) unrealized losses are presented on an after-tax basis. [3]Loan FV impact represents the difference between book value and estimated fair value of loans and leases as of March 31, 2023 as disclosed in FHN's 10-Q filing. [4]Other includes other notable items and equity compensation.

14

FY2023 Outlook

Earnings Drivers	FY22 Adjusted Baseline[1]	FY23 Adjusted Expectations	Comments
Average Loans	$56 billion	Up 3% – 5%	Growth rate moderating in 2H23
Net Interest Income (FTE)	$2,405 million	Up 6% – 9%	Assumes 0.25% rate hike in July; DDA balances return to pre-pandemic levels
Noninterest Income[2]	$765 million	Down 6% – 10%	Modest improvement in fixed income in 2H23
Noninterest Expense[2]	$1,795 million	Up 6% – 8%	Increased investment in technology, marketing, and personnel
Net Charge-Offs	11 bps	15 bps – 25 bps	Modest normalization from very benign levels
Tax Rate	21.5%	20% – 22%	Timing of discrete items impacts quarterly rate
CET1 Ratio	10.2%	11.25% – 11.75%	Low single-digit RWA growth from 1Q23; ~565 million average diluted shares - no share buybacks

[1]Adjusted measures are non-GAAP and are reconciled in the appendix. [2]Variability in Deferred Compensation may impact growth rates in noninterest income and noninterest expense but should have an offsetting and immaterial impact on pretax income.

15

16 Diversified business model with highly attractive geographic footprint provides opportunity to deliver outperformance through a variety of economic cycles Strategic focus on delivering enhanced shareholder value 1 Strong balance sheet and prudent risk management to drive increased capital efficiency and returns 2 Client-centric model committed to serving as trusted advisor through Capital + Counsel as a core differentiator3 Disciplined execution of strategy and continuous improvement mindset to further enhance efficiency and productivity 4 Investing in the well-being of associates and communities is central to our purpose5

APPENDIX 17

18Numbers may not foot due to rounding. 1Adjusted financial measures, TBV per share, ROTCE, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 2Q23 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted.2Other includes other notable items and equity compensation. 2Q23 CET1 Walkforward1,2 10.4% 0.7% 0.3% 0.2% (0.1)% (0.1)% (0.1)% (0.3)% 11.1% 1Q23 Actual CET1 Series G Conversion Adjusted NIAC Termination Fee Foundation Contribution Other Common Dividend Higher Loan Balances & Unfunded Commitments 2Q23 Estimate

Diversified, high credit quality CRE portfolio

Geographically diverse portfolio with minimal concentration across property types

2Q23 Highlights

- Disciplined risk management practice and underwriting standards across CRE portfolio
- $8 million of net charge offs from CRE in the total portfolio
  - Driven by a single relationship in other
  - $0 of net charge-offs in office portfolio
- Granular CRE loan book with less than 6% property type concentration across the total loan portfolio
- Continued strong asset quality with 98.5% of CRE graded pass

PE CRE by State Composition


26%
12%
11%
11%
11%
10%
9%
9%
FL
TX
NC
All Other
Other South Eastern
GA
TN
LA

PE CRE by Property Type


(% of total loans)
6%
4%
4%
3%
2%
2%
1%
1%
Multi-family
Retail
Industrial
Office (non-med)
Hospitality
Medical office
Other
Land + residential

[1]Adjusted financial measures, TBV per share, ROTCE, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 2Q23 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted.

19

Well-diversified and stable funding mix[1]

68% of deposits insured or collateralized

- Stable, cost-effective deposits from a diverse commercial and consumer client base across 12-state footprint and specialty lines of business
- Commercial deposits of $36.2 billion, or 55% and consumer of $29.2 billion, or 45%
- Attractive lower-cost deposit base with 29% DDA

2Q23 deposits by state



LA, 12%
AL, 4%
TX, 3%
GA, 2%
AR, 2%
All other states, 4%
Specialty Bank, 5%
NC, 12%
FL, 19%
TN, 37%

68% of 2Q23 deposits insured or collateralized

($s in billions)



$39.9
61%
$21.1
32%
$4.5
7%
Insured
Uninsured & uncollateralized
Collateralized

2Q23 diversified deposit mix by product



36%
13%
29%
22%
Demand deposit accounts
Time deposits
Savings
Other interest-bearing deposits

All data as of June 30, 2023. [1]Adjusted financial measures, core NII, core NIM, TBV per share, ROTCE, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 2Q23 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted.

20

Investment portfolio[1]

Prudently managed to support liquidity and IRR

Investment portfolio



($s in billions)
$9.8
$10.3
$10.1
$10.3
$10.2
1.87%
2.14%
2.41%
2.45%
2.49%
2Q22
3Q22
4Q22
1Q23
2Q23
Average AFS Securities
Average HTM Securities
Average Yield

($ in billions)	2Q22	3Q22	4Q22	1Q23	2Q23
% of total assets	11%	12%	13%	13%	12%
Total unrealized losses (pre-tax)	$(1.0)	$(1.5)	$(1.4)	$(1.3)	$(1.4)
Effective duration (years)	5.4	5.3	5.3	5.2	5.2
Unencumbered securities / total securities[2]	39%	52%	45%	44%	35%

Steady principal cash flows[3]



($s in millions)
$293
$237
$242
$232
2Q23
3Q23
4Q23
1Q24

2Q23 Highlights

- Portfolio represents ~12% of total assets
- Effective duration of 5.2 years
- Low reliance on HTM designation at ~13% of total portfolio
- 94% U.S. Government or Agency-backed by GSEs
- Total unrealized losses of $1.4B vs $1.3B in 1Q23

2Q23 investment portfolio composition[2]



U.S. Agencies & Treasury 12%
Agency CMO 14%
States & Municipalities 6%
Agency CMBS 23%
Agency MBS 44%

[1]Adjusted financial measures, core NII, core NIM, TBV per share, ROTCE, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 2Q23 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted. [2]Calculated based on period end market values. [3]Estimated as of 6/30/23; includes maturities and projected calls

21

22 Notable Items ($s in millions except per share data) *2Q23 includes $50 million contribution to First Horizon Foundation; 2Q23, 4Q22 and 2Q22 includes $15 million, $10 million and $12 million, respectively of Visa derivative valuation expense. (In millions) 2Q23 1Q23 4Q22 3Q22 2Q22 Summary of Notable Items: Gain on merger termination $ 225 $ — $ — $ — $ — Gain on sale of title services business — — 1 21 — Gain related to equity securities investments — — — 10 — Gain on sale of mortgage servicing rights — — — — 12 Net Merger/acquisition/transaction-related items (30) (21) (36) (24) (38) Other notable expenses* (65) — (10) — (12) Total notable items 130 (21) (45) 7 (38) EPS impact of notable items $ 0.17 $ (0.03) $ (0.06) $ 0.01 $ (0.05) (In millions) 2022 Summary of Notable Items: IBKC Branch sale gain (other noninterest income) $ 1 Gain on sale of title services business 22 Gain related to equity securities investments 16 Gain on sale of mortgage servicing rights 12 Merger related expenses (136) Other notable expenses* (22) Total notable items (107) EPS impact of notable items $ (0.15)

Reconciliation to GAAP financials

Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION

Quarterly, Unaudited

($s in millions, except per share data)	**2Q23**	1Q23	4Q22	3Q22	2Q22
Tangible Common Equity (Non-GAAP)					
(A) Total equity (GAAP)	**$ 8,960**	$ 8,895	$ 8,547	$ 8,283	$ 8,551
Less: Noncontrolling interest (a)	**295**	295	295	295	295
Less: Preferred stock (a)	**520**	1,014	1,014	1,014	1,014
(B) Total common equity	**$ 8,144**	$ 7,586	$ 7,238	$ 6,974	$ 7,242
Less: Intangible assets (GAAP) (b)	**1,720**	1,732	1,744	1,757	1,782
(C) Tangible common equity (Non-GAAP)	**$ 6,424**	$ 5,853	$ 5,494	$ 5,217	$ 5,459
Tangible Assets (Non-GAAP)					
(D) Total assets (GAAP)	**$ 85,071**	$ 80,729	$ 78,953	$ 80,299	$ 85,132
Less: Intangible assets (GAAP) (b)	**1,720**	1,732	1,744	1,757	1,782
(E) Tangible assets (Non-GAAP)	**$ 83,351**	$ 78,997	$ 77,209	$ 78,542	$ 83,350
Period-end Shares Outstanding					
(F) Period-end shares outstanding	**559**	538	537	537	536
Ratios					
(A)/(D) Total equity to total assets (GAAP)	**10.53 %**	11.02 %	10.83 %	10.32 %	10.04 %
(C)/(E) Tangible common equity to tangible assets ("TCE/TA") (Non-GAAP)	**7.71 %**	7.41 %	7.12 %	6.64 %	6.55 %
(B)/(F) Book value per common share (GAAP)	**$ 14.58**	$ 14.11	$ 13.48	$ 12.99	$ 13.50
(C)/(F) Tangible book value per common share (Non-GAAP)	**$ 11.50**	$ 10.89	$ 10.23	$ 9.72	$ 10.18

(a) Included in Total equity on the Consolidated Balance Sheet. (b) Includes goodwill and other intangible assets, net of amortization. Numbers may not foot due to rounding.

23

Reconciliation to GAAP financials

Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION

Quarterly, Unaudited

($s in millions, except per share data)		2Q23	1Q23	4Q22	3Q22	2Q22
Adjusted Diluted EPS						
Net income available to common shareholders ("NIAC") (GAAP)	a	$ 317	$ 243	$ 258	$ 257	$ 166
Plus Tax effected notable items (Non-GAAP) (a)		(98)	16	34	(5)	29
Adjusted net income available to common shareholders (Non-GAAP)	b	$ 219	$ 259	$ 293	$ 252	$ 195
Diluted Shares (GAAP)[8]	c	561	572	572	570	569
Diluted EPS (GAAP)	a/c	$ 0.56	$ 0.43	$ 0.45	$ 0.45	$ 0.29
Adjusted diluted EPS (Non-GAAP)	b/c	$ 0.39	$ 0.45	$ 0.51	$ 0.44	$ 0.34
Adjusted Net Income ("NI") and Adjusted Return on Assets ("ROA")						
Net Income ("NI") (GAAP)		$ 329	$ 256	$ 270	$ 268	$ 177
Plus Tax effected notable items (Non-GAAP) (a)		(98)	16	34	(5)	29
Adjusted NI (Non-GAAP)		$ 231	$ 271	$ 304	$ 263	$ 206
NI (annualized) (GAAP)	d	$ 1,320	$ 1,037	$ 1,070	$ 1,063	$ 709
Adjusted NI (annualized) (Non-GAAP)	e	$ 928	$ 1,100	$ 1,206	$ 1,045	$ 823
Average assets (GAAP)	f	$ 82,304	$ 78,841	$ 79,521	$ 82,551	$ 86,326
ROA (GAAP)	d/f	1.60 %	1.32 %	1.35 %	1.29 %	0.82 %
Adjusted ROA (Non-GAAP)	e/f	1.13 %	1.40 %	1.52 %	1.27 %	0.95 %
Return on Average Common Equity ("ROCE")/ Return on Average Tangible Common Equity ("ROTCE")/ Adjusted ROTCE						
Net income available to common shareholders ("NIAC") (annualized) (GAAP)	g	$ 1,270	$ 987	$ 1,025	$ 1,020	$ 666
Adjusted Net income available to common shareholders (annualized) (Non-GAAP)	h	$ 878	$ 1,050	$ 1,161	$ 1,001	$ 781
Average Common Equity (GAAP)	i	$ 7,747	$ 7,398	$ 7,106	$ 7,360	$ 7,305
Intangible Assets (GAAP) (b)		1,726	1,738	1,750	1,767	1,789
Average Tangible Common Equity (Non-GAAP)	j	$ 6,021	$ 5,659	$ 5,356	$ 5,593	$ 5,516
Equity Adjustment (Non-GAAP)		—	—	—	—	—
Adjusted Average Tangible Common Equity (Non-GAAP)	k	$ 6,021	$ 5,659	$ 5,356	$ 5,593	$ 5,516
ROCE (GAAP)	g/i	16.40 %	13.34 %	14.42 %	13.85 %	9.12 %
ROTCE (Non-GAAP)	g/j	21.10 %	17.43 %	19.14 %	18.23 %	12.07 %
Adjusted ROTCE (Non-GAAP)	h/k	14.59 %	18.55 %	21.68 %	17.89 %	14.15 %

(a) Amounts adjusted for notable items as detailed on page 22 (b) Includes goodwill and other intangible assets, net of amortization. Numbers may not foot due to rounding

24

Reconciliation to GAAP financials

Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION

Quarterly, Unaudited

(In millions)		2Q23	1Q23	4Q22	3Q22	2Q22
Adjusted Noninterest Income as a % of Total Revenue						
Noninterest income (GAAP)	k	$ 400	$ 171	$ 174	$ 213	$ 201
Plus notable items (GAAP) (a)		(225)	—	(1)	(32)	(13)
Adjusted noninterest income (Non-GAAP)	l	$ 175	$ 171	$ 173	$ 181	$ 188
Revenue (GAAP)	m	$ 1,031	$ 859	$ 882	$ 875	$ 743
Taxable-equivalent adjustment		4	4	4	4	3
Revenue- Taxable-equivalent (Non-GAAP)		1,035	863	886	878	746
Plus notable items (GAAP) (a)		(225)	—	(1)	(32)	(13)
Adjusted revenue (Non-GAAP)	n	$ 810	$ 863	$ 885	$ 847	$ 733
Noninterest income as a % of total revenue (GAAP)	k/m	38.82 %	19.94 %	19.68 %	24.30 %	27.06 %
Adjusted noninterest income as a % of total revenue (Non-GAAP)	l/n	21.63 %	19.85 %	19.55 %	21.37 %	25.68 %
Adjusted Efficiency Ratio						
Noninterest expense (GAAP)	o	$ 555	$ 478	$ 503	$ 468	$ 489
Plus notable items (GAAP) (a)		(95)	(21)	(46)	(25)	(50)
Adjusted noninterest expense (Non-GAAP)	p	$ 461	$ 457	$ 458	$ 444	$ 438
Revenue (GAAP)	q	$ 1,031	$ 859	$ 882	$ 875	$ 743
Taxable-equivalent adjustment		4	4	4	4	3
Revenue- Taxable-equivalent (Non-GAAP)		1,035	863	886	878	746
Plus notable items (GAAP) (a)		(225)	—	(1)	(32)	(13)
Adjusted revenue (Non-GAAP)	r	$ 810	$ 863	$ 885	$ 847	$ 733
Efficiency ratio (GAAP)	o/q	53.87 %	55.65 %	57.07 %	53.56 %	65.76 %
Adjusted efficiency ratio (Non-GAAP)	p/r	56.90 %	52.95 %	51.70 %	52.42 %	59.79 %

(a) Amounts adjusted for notable items as detailed on page 22 (b) Includes goodwill and other intangible assets, net of amortization. Numbers may not foot due to rounding

25

26 Reconciliation to GAAP financials Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below. Numbers may not foot due to rounding Period-end Average ($s in millions) 2Q23 1Q23 2Q23 vs. 1Q23 2Q23 1Q23 2Q23 vs. 1Q23 Loans excluding LMC Total Loans (GAAP) $ 61,295 $ 59,045 $ 2,250 4% $ 59,924 $ 58,074 $ 1,850 3 % LMC (GAAP) 2,691 2,040 651 32% 2,262 1,875 388 21 % Total Loans excl. LMC (Non-GAAP) 58,604 57,005 1,599 3% 57,662 56,199 1,463 3 % Total Consumer (GAAP) 14,289 13,475 814 6% 13,873 13,226 647 5 % Total Commercial excl. LMC (Non-GAAP) 44,315 43,530 785 2% 43,789 42,973 816 2 % Total CRE (GAAP) 13,891 13,397 494 4% 13,628 13,290 338 3 % Total C& I excl. LMC (Non-GAAP) $ 30,424 $ 30,133 $ 291 1% $ 30,161 $ 29,683 $ 478 2 % FY 2022 Adjusted Results (In millions) 2022 Net interest income (GAAP) $ 2,392 Taxable-equivalent adjustment 13 Net interest income - taxable-equivalent (Non-GAAP) $ 2,405 Noninterest income (GAAP) $ 816 Plus notable items (GAAP) (a) (51) Adjusted noninterest income (Non-GAAP) $ 765 Noninterest expensee (GAAP) $ 1,953 Plus notable items (GAAP) (a) (158) Adjusted noninterest expense (Non-GAAP) $ 1,795